LS Theta Fund

Investor Class - LQTVX

Institutional Class - LQTIX

a series of the Investment Managers Series Trust

Supplement dated December 7, 2018, to the

Prospectus and Statement of Additional Information, each dated May 1, 2018, as supplemented;

and the Summary Prospectus dated May 1, 2018, as supplemented.

Important Notice Regarding Planned Changes in the Fund’s Name

Effective immediately, the name of the LS Theta Fund (the “Fund”) is changed to Theta Income Fund.

The Fund’s investment objective, which is to seek to generate current income with a low correlation to the risks and returns of major market indices, and its principal investment strategies remain unchanged.

New Address for Liquid Strategies, LLC

In addition, the address for Liquid Strategies, LLC (the “Advisor”), the Fund’s investment advisor, has changed. Accordingly, all references to the Advisor’s address are hereby replaced with the following:

Liquid Strategies, LLC

3550 Lenox Rd NE, Suite 2550

Atlanta, Georgia 30326

Please file this Supplement with your records.